                                                                   Exhibit 10.11

                          PNC BANK CORP. AND AFFILIATES
                           DEFERRED COMPENSATION PLAN

                              AMENDED AND RESTATED
                        (EFFECTIVE AS OF JANUARY 1, 1999)

         WHEREAS, PNC Bank Corp. (the "Corporation") and certain of its affiliates previously adopted and presently maintain the PNC Bank Corp. and Affiliates Deferred Compensation Plan (the "Plan") originally effective as of November 21, 1996;

         WHEREAS, the Corporation desires to amend and restate the Plan in its entirety, effective January 1, 1999, in order to incorporate all prior amendments into the Plan document and make such other changes as deemed necessary or appropriate; and

         WHEREAS, section 9(b) of the Plan authorizes the Corporation to amend the Plan at any time.

         NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended and restated in its entirety to read as follows:


                                    SECTION 1

                                   DEFINITIONS

1.1 "Account" means the bookkeeping account established for each Participant who is entitled to a benefit under the Plan. An Account is established only for purposes of determining deemed investments hereunder and not to segregate assets that may or must be used to satisfy benefits. An Account will be credited with Deferral Amounts set forth in section 3 of the Plan and will be credited or debited to reflect deemed investment results under section 5 of the Plan. A Participant's "Account" shall also include amounts deferred under deferral elections made before January 1, 1996, which pre-1996 deferrals shall be accounted for separately from Deferral Amounts for and after 1996.

1.2 "Affiliate" means any business entity whose relationship with the Corporation is described in subsections (b), (c) or (m) of section 414 of the Code.

1.3 "Annual Cash Incentive Award" means any annual incentive award granted to a Participant under an incentive plan designated by the Plan Manager as participating hereunder and listed in Schedule B hereto, any other annual cash bonus or incentive compensation payment that may be designated by the Plan Manager as eligible for deferral hereunder and listed in Schedule B hereto and amounts payable under any Severance Agreement

1.4 "Beneficiary" or "Beneficiaries" means the individual or individuals designated by the Participant to receive the balance of the Participant's Account upon the Participant's death, in accordance with section 6 of the Plan.

1.5      "Board" means the Board of Directors of the Corporation.

1.6 "Change in Control" has the meaning assigned to such term in the PNC Bank Corp. Supplemental Executive Retirement Plan as amended from time to time.

1.7      "CIC Trigger Event" has the meaning assigned to such term in the Trust.

1.8      "Code" means the Internal Revenue Code of 1986, as amended.

1.9 "Committee" means the Personnel and Compensation Committee of the Board.

1.10 "Corporate Executive Group" means the group designated as such by the Corporation.

1.11     "Corporation" means PNC Bank Corp. and any successors thereto.

1.12 "Coverage Period" has the meaning assigned to such term in the PNC Bank Corp. Supplemental Executive Retirement Plan as amended from time to time.

1.13 "Deferral Amount" means the amount credited to a Participant's Account in accordance with the Participant's Deferral Election less any amounts transferred to the SISP and employment taxes. The term "Deferral Amount" shall not include any gains or losses credited or debited thereto.

1.14 "Deferral Election" means a Participant's irrevocable election to defer all or a portion of the Participant's Annual Cash Incentive Award by timely delivery to the Plan Manager of a Deferral Election Form.

1.15 "Deferral Election Form" means the document, in a form approved by the Plan Manager, whereby the Participant elects to defer all or a portion of any Annual Cash Incentive Award, which designates when payment of the portion of the Participant's Account attributable to such Deferral Amount, including earnings thereon, will commence, and the form of payment.

1.16 "Disability" means the Participant's eligibility to receive benefits under the Employer's long-term disability plan.

1.17 "Distribution Date" means the annual payment date designated by the Participant on the Participant's Deferral Election Form for all distributions, except for distributions on account of Hardship. A Participant may designate January 15 or July 15 as the applicable annual Distribution Date.

1.18 "Eligible Annual Cash Incentive Award" means the amount of a Participant's Annual Cash Incentive Award up to the greater of (i) $25,000 or (ii) 50% of the Annual Cash Incentive Award; provided, however, that for a Participant who is not a member of the Corporate Executive Group, the Eligible Annual Cash Incentive Award may not exceed $125,000.

1.19     "Employee" means any person employed by an Employer.

1.20 "Employer" means the Corporation and any Affiliate that has been designated by the Plan Manager as an Employer hereunder and listed in Schedule A hereto.

1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.22 "Hardship" means severe financial hardship to the Participant resulting from a sudden and unexpected illness of the Participant or one of the Participant's dependents (within the meaning of section 152(a) of the Code), or an accident involving the Participant or a Participant's dependent, loss of a Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute Hardship shall depend upon the facts of each case, but, in any case, Hardship will not exist to the extent that such hardship is or may be relieved:

         (a) through reimbursement or compensation by insurance or otherwise;

         (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

         (c) by cessation of deferrals under this Plan or other plans maintained by the Employer.

         The Plan Manager shall have the sole and absolute discretion to determine whether a Hardship exists.

1.23 "ISP" means the PNC Bank Corp. Incentive Savings Plan as amended from time to time.

1.24 "Participant" means any Employee who meets the eligibility criteria set forth in section 2 of the Plan and/or has an Account under the Plan.

1.25 "Pension Plan" means the PNC Bank Corp. Pension Plan as amended from time to time.

1.26     "Plan" means this PNC Bank Corp. and Affiliates Deferred Compensation
         Plan.

1.27 "Plan Manager" means any individual designated by the Committee to manage the operation of the Plan as herein provided or to whom the Committee has duly delegated any of its duties and obligations hereunder.

1.28 "Retirement" means that the Participant has attained age 55 and completed five years of Vesting Service.

1.29 "Severance Agreement" means any Change in Control Severance Agreement between the Corporation and an executive of the Corporation.

1.30 "Severance From Service" means a Participant's termination of employment with PNC Bank Corp. and all of its Affiliates on account of Retirement, Disability or other termination of employment.

1.31 "SISP" means the PNC Bank Corp. Supplemental Incentive Savings Plan as amended from time to time.

1.32 "Spouse" means the person to whom the Participant is legally married (as determined under the laws of the state in which the Participant is a resident at the time of marriage).

1.33 "Trust" means the grantor trust established by the Corporation to assist in funding its obligations under the Plan.

1.34     "Vesting Service" has the meaning assigned such term in the Pension
         Plan.


                                    SECTION 2

                          ELIGIBILITY FOR PARTICIPATION

Any Employee who has historically earned or is anticipated to earn annual total compensation in the year for which a Deferral Election is made of at least $100,000, or such other greater amount as may be designated by the Committee from time to time, may be eligible to participate in the Plan, if so designated by the Plan Manager. The Plan Manager may from time to time expand or limit the group of employees permitted to participate in the Plan. The decision as to whether an Employee is eligible to participate in the Plan is reserved to the Plan Manager in his or her sole discretion.

                                    SECTION 3

                                DEFERRAL ELECTION

3.1      Deferral Amount

         Any Employee who is eligible to participate in the Plan pursuant to the criteria set forth in section 2 may elect to defer payment of all or any part of an Annual Cash Incentive Award; provided, however, that a Participant's gross Deferral Amount may not be less than $5,000 for any year. Effective January 1, 1999, if a Participant also participates in the ISP at the time of an Annual Cash Incentive Award, a portion of the Eligible Annual Cash Incentive Award amount that the Participant elects to defer under this Plan will be transferred to the SISP. The portion that will be allocated to the SISP will equal the percentage of "Compensation" (as defined in the ISP) the Participant has elected to defer under the ISP multiplied by an amount equal to the difference between (A) the Participant's "Compensation" under the ISP calculated as if Code section 401(a)(17) were not applicable and the Participant had not made a deferral under this Plan and (B) the Participant's "Compensation" actually calculated under the ISP. Amounts transferred to the SISP will be subject to the terms and conditions of the SISP.

3.2      Deferral Election Form

         Except for Deferral Election Forms for any Annual Cash Incentive Award payable under a Severance Agreement, a Participant's Deferral Election Form must be received by the Plan Manager prior to January 1 of each calendar year. Except for Deferral Election Forms for any Annual Cash Incentive Award payable under a Severance Agreement, any Deferral Election Form shall apply only to an Annual Cash Incentive Award granted to the Participant for the calendar year beginning on such January 1. Notwithstanding the foregoing, in the calendar year in which an Employee first becomes eligible to be a Participant hereunder, the Deferral Election Form must be received by the Plan Manager within 30 days after the Employee first becomes eligible, in order to be effective for any Annual Cash Incentive Award granted for such calendar year. Each Deferral Election Form shall also specify the year in which payment shall commence, the form of distribution and the applicable Distribution Date. A Deferral Election Form for any Annual Cash Incentive Award payable under a Severance Agreement will be valid only if it is received by the Plan Manager either 30 days after the date of the Severance Agreement or at least one year before the Participant's "Date of Termination," as that term is defined in the Severance Agreement.

                                    SECTION 4

            DISTRIBUTION OF DEFERRAL AMOUNTS AND PARTICIPANT ACCOUNTS

4.1      Distribution Deferral Elections

         Distributions of a Participant's Account attributable to any Deferral Amount shall commence in accordance with the Participant's Deferral Election Form; provided, however, that no Participant may elect to defer the payment of any Deferred Amount for a period of less than one year, and, provided, further, that if the Participant fails to select a time when payment of a Participant's Account attributable to any Deferral Amount will commence, payment will commence as of the first Distribution Date after the Participant's Severance From Service. Notwithstanding the foregoing and except as set forth below under distributions on account of Hardship, any distribution of a Participant's Account attributable to any pre-1996 Deferral Election shall be payable only upon the Participant's Severance From Service.

4.2      Time and Manner of Distribution

         All distributions shall be payable in a lump sum or annual installments over a period designated by the Participant not to exceed the lesser of ten years or the joint life expectancy of the Participant and the Participant's Spouse, based upon life expectancy tables approved by the Plan Manager. The form of distribution applicable to any Deferral Amount, and any earnings thereon, shall be elected at the time of the Participant's Deferral Election on each Deferral Election Form; provided, however, that if the Participant fails to select a form for the payment of a Participant's Account attributable to any Deferral Amount, payment will be made in the form of the lump sum. A Participant may not subsequently change the time or form of distribution, except with respect to any Annual Cash Incentive Award payable under a Severance Agreement; provided, however, that such change will be valid only if it is received by the Plan Manager at least one year before the Participant's "Date of Termination," as that term is defined in the Severance Agreement. Distributions shall be made only in cash. The first annual payment will be made as soon as may be practicable after the Distribution Date in the year designated by the Participant with the remaining installments (if any) continuing to be payable as soon as may be practicable after the same Distribution Date each year thereafter.

4.3      Hardship Distribution

         Upon approval of the Plan Manager, in his or her sole and absolute discretion, payment of all or any portion of any Participant's Account shall be made in the event of a Participant's Hardship. Payment of any Hardship distribution shall be made only in cash in a single sum as soon as administratively feasible after approval.

4.4      Death Benefit

         Except as provided in section 4.5, if a Participant's Severance From Service occurs because of the Participant's death, either before or after payments commence, the balance of the Participant's Account shall be distributed to the Participant's Beneficiary or Beneficiaries at the time and pursuant to the method elected by the Participant. Upon application of the Participant's Beneficiary, the Plan Manager may, in his or her sole and absolute discretion, direct that the balance of any deceased Participant's Account be paid in a single lump sum.

4.5      Accelerated Distribution

         Except as may be otherwise provided in any Participant's Severance Agreement or upon a Severance From Service that occurs during a Coverage Period, upon a Participant's Severance From Service for any reason other than death, Disability or Retirement, the Committee shall direct payment of the balance of the Participant's Account to be accelerated and paid in a single sum to the Participant on the first annual Distribution Date coincident with or next following the date of the Participant's Severance From Service.


                                    SECTION 5

                                INVESTMENT FUNDS

Deferral Amounts credited to a Participant's Account under the Plan shall be deemed to be invested in the investment fund or funds selected by the Participant in accordance with procedures established by the Plan Manager. The Participant may elect to change the investment fund elections in accordance with procedures established by the Plan Manager. The Committee shall, in its sole discretion, determine the various investment funds which will be available for the deemed investment of all Deferral Amounts. If a Participant fails to select an investment fund or funds with respect to any Deferral Amount, such Deferral Amount shall be automatically invested in a short-term investment fund as may be designated from time-to-time by the Committee, until the Participant provides investment directions in accordance with procedures established by the Plan Manager. A Participant's Account shall be valued daily.

The Committee, in its sole and absolute discretion, shall establish procedures for allocating earnings to a Participant's Account.

                                    SECTION 6

                          DESIGNATION OF BENEFICIARIES

A Participant shall designate a Beneficiary or Beneficiaries to receive the balance of the Participant's Account upon the Participant's death. Such designation shall be on a form approved by the Plan Manager and shall not be effective until it is received by the Plan Manager. If no valid Beneficiary designation form is on file with the Plan Manager upon the Participant's death, then the balance of the Participant's Account shall be payable to the Beneficiary designated by the Participant under the Employer's group life insurance plan, or, if no such designation exists, to the Participant's estate.


                                    SECTION 7

                                   TRUST FUND

No assets of the Corporation or any Employer shall be segregated or earmarked in respect to any Deferral Amounts and all such amounts shall constitute unsecured contractual obligations of the Employer. If the Corporation chooses to contribute to the Trust to offset its obligation under this Plan, all assets or property held by the Trust shall at all times remain subject to the claims of the general creditors of the Corporation or any Employer.


                                    SECTION 8

                                CLAIMS PROCEDURE

8.1      Initial Claim

         Claims for benefits under the Plan shall be filed with the Plan Manager. If any Participant or Beneficiary claims to be entitled to a benefit under the Plan and the Plan Manager determines that such claim should be denied in whole or in part, the Plan Manager shall notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary and
         (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Plan Manager. If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim.

8.2      Review Procedure

         Within 60 days after the date on which a Participant or Beneficiary receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Committee. If the decision on review is not made within such period, the claim will be considered denied.

8.3      Claims and Review Procedure Not Mandatory After a Change in Control

         After the occurrence of a Change in Control, the claims procedure and review procedure provided for in this section 8 shall be provided for the use and benefit of Participants who may choose to use such procedures, but compliance with the provisions of this section 8 shall not be mandatory for any Participant claiming benefits after a Change in Control. It shall not be necessary for any Participant to exhaust these procedures and remedies after a Change in Control prior to bringing any legal claim or action, or asserting any other demand, for payments or other benefits to which such Employee claims entitlement.

                                    SECTION 9

                                 ADMINISTRATION

The Committee shall have the sole and absolute authority to determine eligibility for benefits and administer, interpret, construe and vary the terms of the Plan; provided, however, that after a Change in Control the Committee shall be subject to the direction of the trustee of the Trust with respect to the exercise of the authority granted by this section 9 and elsewhere in this Plan.

This Plan is intended to be "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of section 201(2), 301(a)(3) and 401(a)(1) of ERISA and shall be administered in a manner consistent with that intent.

                                   SECTION 10

                            AMENDMENT AND TERMINATION

The Committee shall have the sole and absolute discretion to modify, amend or terminate this Plan at any time; provided, that no modification, amendment or termination shall be made which would have the effect of decreasing the amount payable to any Participant or Beneficiary hereunder without the consent of such Participant or Beneficiary.

After a Change in Control, the Plan may not be amended in any manner that adversely affects the administration or payment of a Participant's benefits hereunder (including but not limited to the timing and form or payment of benefits hereunder) without the consent of the Participant nor may the provisions of this section 10 or section 11 be amended after a Change in Control with respect to a Participant without the written consent of the Participant; provided, however, that the failure of a Participant to consent to any such amendment shall not impair the ability of the Committee to amend the Plan with respect to any other Participant who has consented to such amendment.


                                   SECTION 11

                                   SUCCESSORS

In addition to any obligations imposed by law upon any successor(s) to the Corporation and the Employers, the Corporation and the Employers shall be obligated to require any successor(s) (whether direct or indirect, by purchase, merger, consolidation, operation of law, or otherwise) to all or substantially all of the business and/or assets of the Corporation and the Employers to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Corporation and the Employers would be required to perform it if no such succession had taken place; in the event of such a succession, references to "Corporation" and "Employers" herein shall thereafter be deemed to include such successor(s).


                                   SECTION 12

                                  GOVERNING LAW

The Plan shall be governed according to the laws of the Commonwealth of Pennsylvania to the extent not preempted by federal law.

                                   SECTION 13

                                  MISCELLANEOUS

13.1     Liability of the Board

         The Board shall not be liable to any person for any action taken or admitted in connection with the administration, interpretation, construction or variance of the Plan.

13.2     No Contract of Employment

         Nothing herein shall be construed as an offer or commitment by the Corporation or any Affiliate to continue any Participant's employment with it for any period of time.

13.3     Withholding

         All applicable federal, state, local and social security taxes will be withheld and deducted from amounts distributed hereunder, as appropriate.

13.4     Spendthrift Clause

         The right of the Participants to any amounts deferred or invested in this Plan shall not be transferable or assignable and shall not be subject to alienation, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary, except when, where and if compelled by applicable law.

13.5     Severability

         Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan shall be held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed to be amended to, and to have contained from the outset such language as shall be necessary to, accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) and other provisions of this Plan shall remain in full force and effect.

13.6     Entire Agreement

         This writing constitutes the final and complete embodiment of the understandings of the parties hereto and all prior understandings and communications of the parties oral or written concerning this Plan are hereby renounced, revoked and superseded.

                                     * * * *


Executed and adopted by the Director of Human Resources of PNC Bank Corp. this _____ day of ____________________, 1999.




                                                     ___________________________
                                                     William E. Rosner
                                                     Director of Human Resources

                                   SCHEDULE A

                                   AFFILIATES

PNC Bank, N.A.
PNC Capital Markets, Inc.
PNC Bank Corp.
PNC Bank, FSB
PNC Alliance, Inc.
PNC Equity Management Corp.
PNC Management Services Corp.
PNC Leasing Corp.
PNC Brokerage Corp
PNC Bank, Delaware
Delvest, Inc.
BlackRock Institutional Management Corp.
PFPC, Inc.
PFPC Trust Co.
Midland Loan Services, Inc.
Columbia Housing Partners, L.P.
PNC Affordable Housing Inc.
PNC Bank, New England
PNC Mortgage Corp. of America
PNC Mortgage Securities Corp.
PNC Commercial Corp.
PNC Commercial Management, Inc.
Provident Advisers, Inc.
BlackRock Financial Mgmt (Partners)
BlackRock Financial Management, Inc.
CastleInternational Asset Management, Inc.
Provident Capital Management
Compass Capital Group, Inc.

                                   SCHEDULE B

                  INCENTIVE PLANS AND OTHER ANNUAL CASH BONUSES

                       OR INCENTIVE COMPENSATION PAYMENTS


========================================================================================================
 PLAN CODE               LOB                                 PLAN NAME
--------------------------------------------------------------------------------------------------------
A90                  All                      Regional President
--------------------------------------------------------------------------------------------------------
C04                  PNC Advisors             IM & T Institutional Trust Sales Team
--------------------------------------------------------------------------------------------------------
C10                  Secured Lending          PNC Leasing Corp.
--------------------------------------------------------------------------------------------------------
C11                  Corporate Bank           Leveraged Finance Incentive
--------------------------------------------------------------------------------------------------------
C13                  Corporate Bank           Capital Markets (Investment Banking)
--------------------------------------------------------------------------------------------------------
C14                  Corporate Bank           Client Relationship Team
--------------------------------------------------------------------------------------------------------
C16                  Corporate Bank           Treasury Management Incentive
--------------------------------------------------------------------------------------------------------
E01                  Secured Lending          Commercial Finance Incentive
--------------------------------------------------------------------------------------------------------
E02                  Secured Lending          PNC Business Credit
--------------------------------------------------------------------------------------------------------
F02                  Mutual Fund Servicing    PFPC Accountant Performance Award Program
--------------------------------------------------------------------------------------------------------
F06                  Mutual Fund Servicing    PFSG Incentive for Key Management Group
--------------------------------------------------------------------------------------------------------
G02                  Secured Lending          Relationship Manager (R/E)
--------------------------------------------------------------------------------------------------------
G04                  Secured Lending          CMBS
--------------------------------------------------------------------------------------------------------
G08                  Secured Lending          Midland Performance Bonus Plan
--------------------------------------------------------------------------------------------------------
H01                  Credit Policy            CRC PNC Capital Recovery Corp.
--------------------------------------------------------------------------------------------------------
K01                  Consumer Bank            PNC Insurance Group
--------------------------------------------------------------------------------------------------------
M14                  Mortgage                 PNC Mortgage - Sales VP Incentive
--------------------------------------------------------------------------------------------------------
M18                  Mortgage                 PNC MCA Mortgage Center/Process Managers
--------------------------------------------------------------------------------------------------------
M19                  Mortgage                 PNC MCA Purchase Program Ops. Managers (Lucken)
--------------------------------------------------------------------------------------------------------
M23                  Mortgage                 National Accounts - Executive
--------------------------------------------------------------------------------------------------------
M25                  Mortgage                 Purchase Program National Sales Mgmt. (Bulletin)
--------------------------------------------------------------------------------------------------------
M27                  Mortgage                 Senior VP Regional Manager
--------------------------------------------------------------------------------------------------------
M35                  Mortgage                 Senior VP Production Ops. (Meola)
--------------------------------------------------------------------------------------------------------
M36                  Mortgage                 Executive VP - Strategic Bus. Devel (96)
--------------------------------------------------------------------------------------------------------
M38                  Mortgage                 Structured Finance
--------------------------------------------------------------------------------------------------------
M40                  Mortgage                 SVP - Structured Finance
--------------------------------------------------------------------------------------------------------
M41                  Mortgage                 SVP - Secondary Marketing
--------------------------------------------------------------------------------------------------------
M42                  Mortgage                 SVP - Bonus Plan
--------------------------------------------------------------------------------------------------------
M46                  Mortgage                 Management Incentive Plan
========================================================================================================

========================================================================================================
 PLAN CODE               LOB                                 PLAN NAME
--------------------------------------------------------------------------------------------------------
M47                  Mortgage                 Pres. & COO PNC Mortgage Securities
--------------------------------------------------------------------------------------------------------
M48                  Mortgage                 VP National Programs - Annual
--------------------------------------------------------------------------------------------------------
M49                  Mortgage                 VP National Programs - Quarterly
--------------------------------------------------------------------------------------------------------
M50                  Mortgage                 SVP Correspondent - Annual
--------------------------------------------------------------------------------------------------------
M51                  Mortgage                 SVP Correspondent - Quarterly
--------------------------------------------------------------------------------------------------------
Q01                  Equity Management        PNC Equity Management Corp. Incentive
--------------------------------------------------------------------------------------------------------
R37                  Consumer Bank            Consumer Lending
--------------------------------------------------------------------------------------------------------
T01                  PNC Advisors             Equity Research Team
--------------------------------------------------------------------------------------------------------
T02                  BlackRock                Fixed Income Research Team
--------------------------------------------------------------------------------------------------------
T05                  PNC Advisors             Team Performance - AMG
--------------------------------------------------------------------------------------------------------
V01                  PNC Advisors             PNC Brokerage Corporate Sales Incentive Plan
--------------------------------------------------------------------------------------------------------
V12                  PNC Advisors             Executive Sales Management
--------------------------------------------------------------------------------------------------------
V14                  PNC Advisors             Private Bank Managers Incentive
--------------------------------------------------------------------------------------------------------
V15                  PNC Advisors             Regional Sales Managers IM & T
--------------------------------------------------------------------------------------------------------
V17                  PNC Advisors             AMG Fixed Income Trade Group
--------------------------------------------------------------------------------------------------------
V18                  PNC Advisors             PNC Bank, New England
--------------------------------------------------------------------------------------------------------
V20                  PNC Advisors             Private Bank Corporate Staff
--------------------------------------------------------------------------------------------------------
V21                  PNC Advisors             Relationship Mgmt/Investment Sales
--------------------------------------------------------------------------------------------------------
V22                  PNC Advisors             Investment Sales & Institutional Trust
--------------------------------------------------------------------------------------------------------
V23                  PNC Advisors             Hawthorn Incentive Plan
--------------------------------------------------------------------------------------------------------
V24                  PNC Advisors             Institutional Invest Group Vested Interest Central Support
========================================================================================================